Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2011
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15	…………….	Earnings Per Share Appendix III
16 - 17	…………….	End Notes
18	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change
Net revenues
Institutional Securities	$2,071	$6,411	$3,566	(68%)	(42%)	$17,208	$16,169	6%
Global Wealth Management Group	3,250	3,260	3,353	--	(3%)	13,423	12,636	6%
Asset Management	424	205	846	107%	(50%)	1,887	2,685	(30%)
Intersegment Eliminations	(36)	(31)	(22)	(16%)	(64%)	(115)	(103)	(12%)
Consolidated net revenues	$5,709	$9,845	$7,743	(42%)	(26%)	$32,403	$31,387	3%

Income (loss) from continuing operations before tax
Institutional Securities	$(779)	$3,447	$448	*	*	$4,585	$4,372	5%
Global Wealth Management Group	244	362	390	(33%)	(37%)	1,276	1,156	10%
Asset Management	78	(118)	353	*	(78%)	253	718	(65%)
Intersegment Eliminations	0	0	0	--	--	0	(15)	*
Consolidated income (loss) from continuing operations before tax	$(457)	$3,691	$1,191	*	*	$6,114	$6,231	(2%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$(366)	$2,073	$539	*	*	$3,461	$3,766	(8%)
Global Wealth Management Group	133	169	166	(21%)	(20%)	665	519	28%
Asset Management	6	(61)	166	*	(96%)	35	205	(83%)
Intersegment Eliminations	0	0	0	--	--	0	(12)	*
Consolidated income (loss) applicable to Morgan Stanley	$(227)	$2,181	$871	*	*	$4,161	$4,478	(7%)

Notes:	-
Results for the quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 include positive (negative) revenue of $216 million, $3,410 million and $(945) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt. The twelve months ended December 31, 2011 and December 31, 2010 include positive (negative) revenue of $3,681 million and $(873) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change
Revenues:
Investment banking	$1,051	$1,031	$1,761	2%	(40%)	$4,991	$5,122	(3%)
Principal transactions:
Trading	969	4,961	854	(80%)	13%	12,392	9,406	32%
Investments	140	(298)	688	*	(80%)	573	1,825	(69%)
Commissions and fees	1,155	1,484	1,311	(22%)	(12%)	5,379	4,947	9%
Asset management, distribution and admin. fees	2,027	2,172	2,068	(7%)	(2%)	8,502	7,919	7%
Other	97	349	802	(72%)	(88%)	209	1,271	(84%)
Total non-interest revenues	5,439	9,699	7,484	(44%)	(27%)	32,046	30,490	5%

Interest income	1,686	1,755	1,951	(4%)	(14%)	7,264	7,311	(1%)
Interest expense	1,416	1,609	1,692	(12%)	(16%)	6,907	6,414	8%
Net interest	270	146	259	85%	4%	357	897	(60%)
Net revenues	5,709	9,845	7,743	(42%)	(26%)	32,403	31,387	3%
Non-interest expenses:
Compensation and benefits	3,808	3,654	4,030	4%	(6%)	16,403	15,923	3%

Non-compensation expenses:
Occupancy and equipment	385	383	377	1%	2%	1,564	1,560	--
Brokerage, clearing and exchange fees	384	447	380	(14%)	1%	1,652	1,431	15%
Information processing and communications	472	457	437	3%	8%	1,815	1,648	10%
Marketing and business development	161	143	159	13%	1%	602	576	5%
Professional services	489	441	533	11%	(8%)	1,803	1,818	(1%)
Other	467	629	636	(26%)	(27%)	2,450	2,200	11%
Total non-compensation expenses	2,358	2,500	2,522	(6%)	(7%)	9,886	9,233	7%

Total non-interest expenses	6,166	6,154	6,552	--	(6%)	26,289	25,156	5%

Income (loss) from continuing operations before taxes	(457)	3,691	1,191	*	*	6,114	6,231	(2%)
Income tax provision / (benefit) from continuing operations	(296)	1,416	90	*	*	1,418	754	88%
Income (loss) from continuing operations	(161)	2,275	1,101	*	*	4,696	5,477	(14%)
Gain (loss) from discontinued operations after tax	(23)	18	(35)	*	34%	(51)	225	*
Net income (loss)	$(184)	$2,293	$1,066	*	*	$4,645	$5,702	(19%)
Net income (loss) applicable to noncontrolling interests	66	94	230	(30%)	(71%)	535	999	(46%)
Net income (loss) applicable to Morgan Stanley	(250)	2,199	836	*	*	4,110	4,703	(13%)
Preferred stock dividend / Other	25	46	236	(46%)	(89%)	2,043	1,109	84%
Earnings (loss) applicable to Morgan Stanley common shareholders	$(275)	$2,153	$600	*	*	$2,067	$3,594	(42%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(227)	2,181	871	*	*	4,161	4,478	(7%)
Gain (loss) from discontinued operations after tax	(23)	18	(35)	*	34%	(51)	225	*
Net income (loss) applicable to Morgan Stanley	$(250)	$2,199	$836	*	*	$4,110	$4,703	(13%)

Pre-tax profit margin	*	38%	15%			19%	20%
Compensation and benefits as a % of net revenues	67%	37%	52%			51%	51%
Non-compensation expenses as a % of net revenues	41%	25%	33%			31%	29%
Effective tax rate from continuing operations	64.8%	38.4%	7.6%			23.2%	12.1%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	The quarter and full year ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to the MBIA settlement (MBIA).
-
Other revenues for the full year ended December 31, 2011, included a loss of approximately $783 million related to the 40% stake in a Japanese securities joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.  ("MUMSS").

	-	Other revenues for the full year ended December 31, 2010, included a gain of $668 million on the sale of the Firm's investment in China International Capital Corporation Limited (CICC).
-
For the full year ended December 31, 2011, discontinued operations primarily included charges of approximately $90 million related to the results and losses with the planned disposition of Saxon Mortgage Services Inc. (Saxon). For the full year ended December 31, 2010, discontinued operations primarily included charges related to the Firm's investment in Revel Entertainment Group, LLC (Revel), a gain of $775 million related to a legal settlement with Discover Financial Services and a net gain of approximately $570 million related to the sale and charges related to the Firm's investment in the retail asset management business, partly offset by a loss of $1.2 billion related to a reduction in the carrying value of the Firm's investment in Revel and other related costs, including operating expenses.

	-	For the full year ended December 31, 2011, income tax provision / (benefit) from continuing operations primarily included a discrete tax benefit of $447 million associated with the sale of Revel.
The full year ended December 31, 2010 included discrete tax gains / benefits of approximately $1.0 billion related to the repatriation of non-U.S. earnings at a cost lower than estimated.
Excluding discrete gains / benefits, the effective tax rate would have been 31.5% and 28.1% for full year ended December 31, 2011 and full year ended December 31, 2010, respectively.
	-	For the full year ended December 31, 2011, preferred stock dividend / other included a one-time negative adjustment of approximately $1.7 billion related to the conversion of the Series B
Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock held by Mitsubishi UFJ Financial Group, Inc. (MUFG), into Morgan Stanley common stock (MUFG conversion).
	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs) and China Investment Corporation (CIC) equity units.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change

Income (loss) from continuing operations	$(161)	$2,275	$1,101	*	*	$4,696	$5,477	(14%)
Net income (loss) from continuing operations applicable to noncontrolling interest	66	94	230	(30%)	(71%)	535	999	(46%)
Income from continuing operations applicable to Morgan Stanley	(227)	2,181	871	*	*	4,161	4,478	(7%)
Less: Preferred Dividends	(24)	(24)	(221)	--	89%	(292)	(881)	67%
Less: MUFG preferred stock conversion	-	-	-	--	--	(1,726)	-	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	(251)	2,157	650	*	*	2,143	3,597	(40%)

Basic EPS Adjustments:
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	0	--	--	0	(102)	*
Less: Allocation of earnings to Participating Restricted Stock Units	(1)	(22)	(16)	95%	94%	(26)	(108)	76%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(252)	$2,135	$634	*	*	$2,117	$3,387	(37%)

Gain (loss) from discontinued operations after tax	(23)	18	(35)	*	34%	(51)	225	*
Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(23)	18	(35)	*	34%	(51)	225	*
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	0	--	--	0	(11)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	1	--	*	1	(7)	*
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(23)	18	(34)	*	32%	(50)	207	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$(275)	$2,153	$600	*	*	$2,067	$3,594	(42%)

Average basic common shares outstanding (millions)	1,850	1,848	1,437	--	29%	1,655	1,362	22%

Earnings per basic share:
Income from continuing operations	$(0.14)	$1.15	$0.44	*	*	$1.28	$2.49	(49%)
Discontinued operations	$(0.01)	$0.01	$(0.02)	*	50%	$(0.03)	$0.15	*
Earnings per basic share	$(0.15)	$1.16	$0.42	*	*	$1.25	$2.64	(53%)

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(252)	$2,135	$634	*	*	$2,117	$3,387	(37%)

Diluted EPS Adjustments:
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	0	0	--	--	0	0	--
Assumed conversion of CIC	0	0	0	--	--	0	76	*
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(252)	$2,135	$634	*	*	$2,117	$3,463	(39%)

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(23)	18	(34)	*	32%	(50)	207	*
Assumed conversion of CIC	0	0	0	--	--	0	40	*

Earnings (loss) applicable to common shareholders plus assumed conversions	$(275)	$2,153	$600	*	*	$2,067	$3,710	(44%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,850	1,869	1,448	(1%)	28%	1,675	1,411	19%

Earnings per diluted share:
Income from continuing operations	$(0.14)	$1.14	$0.44	*	*	$1.26	$2.45	(49%)
Discontinued operations	$(0.01)	$0.01	$(0.03)	*	67%	$(0.03)	$0.18	*
Earnings per diluted share	$(0.15)	$1.15	$0.41	*	*	$1.23	$2.63	(53%)

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 14 and 15 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011		Sept 30, 2011		Dec 31, 2010		Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change

Regional revenue (1)
Americas	$3,722		$6,545		$4,972		(43%)	(25%)	$22,331	$21,477	4%
EMEA (Europe, Middle East, Africa)	1,265		2,233		888		(43%)	42%	6,761	5,590	21%
Asia	722		1,067		1,883		(32%)	(62%)	3,311	4,320	(23%)
Consolidated net revenues	$5,709		$9,845		$7,743		(42%)	(26%)	$32,403	$31,387	3%

Worldwide employees	61,899		62,648		62,542		(1%)	(1%)
Total assets	$749,898		$794,939		$807,698		(6%)	(7%)
Firmwide deposits	65,662		66,184		63,812		(1%)	3%
Consolidated assets under management or supervision (billions):
Asset Management	287		268		272		7%	6%
Global Wealth Management	494		472		477		5%	4%
Total	781		740		749		6%	4%

Common equity	60,541		60,320		47,614		--	27%
Preferred equity	1,508		1,508		9,597		--	(84%)
Morgan Stanley shareholders' equity	62,049		61,828		57,211		--	8%
Junior subordinated debt issued to capital trusts	4,853		4,836		4,817		--	1%
Less: Goodwill and intangible assets (2)	(6,691)		(6,761)		(6,947)		1%	4%
Tangible Morgan Stanley shareholders' equity	$60,211		$59,903		$55,081		1%	9%
Tangible common equity	$53,850		$53,559		$40,667		1%	32%

Leverage Ratio	12.5	x	13.3	x	14.7	x

Return on average common equity
from continuing operations	*		14.6%		5.5%
Return on average common equity	*		14.7%		5.2%

Period end common shares outstanding (000's)	1,926,986		1,927,540		1,512,022		--	27%

Book value per common share	$31.42		$31.29		$31.49		--	--
Tangible book value per common share	$27.95		$27.79		$26.90		1%	4%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
-
Consolidated assets under management has been recast to exclude the share of minority stake assets which represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.

	-	Goodwill and intangible assets exclude noncontrolling interests and reflect the Firm's share of Morgan Stanley Smith Barney (MSSB) goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible book value per common share equals tangible common equity divided by period end common shares outstanding. Tangible Morgan Stanley shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.

	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended
	December 31, 2011			September 30, 2011			December 31, 2010
	Average			Average			Average
	Tier 1 capital (1)	Common equity (1)	Return on average common equity	Tier 1 capital (1)	Common equity (1)	Return on average common equity	Tier 1 capital (1)	Common equity (1)	Return on average common equity
Institutional Securities	$25.2	$27.5	*	$26.0	$29.3	28%	$25.9	$18.6	9%
Global Wealth Management Group	3.2	7.8	7%	3.6	8.3	8%	2.9	6.8	9%
Asset Management	1.3	2.2	1%	1.6	2.5	*	2.0	2.2	29%
Parent capital	23.4	23.1		20.6	19.0		22.3	19.8
Total - continuing operations	53.1	60.6	*	51.8	59.1	15%	53.1	47.4	5%
Discontinued operations	0.0	0.0		0.0	0.0		0.0	0.0
Firm	$53.1	$60.6	*	$51.8	$59.1	15%	$53.1	$47.4	5%

	Twelve Months Ended						Twelve Months Ended
	December 31, 2011						December 31, 2010
	Average						Average

	Tier 1 capital (1)	Common equity (1)	Return on average common equity				Tier 1 capital (1)	Common equity (1)	Return on average common equity
Institutional Securities	$26.2	$26.2	7%				$26.0	$17.7	19%
Global Wealth Management Group	3.3	7.6	6%				2.9	6.8	7%
Asset Management	1.4	2.2	*				1.9	2.1	8%
Parent capital	20.3	18.4					20.7	15.5
Total - continuing operations	51.2	54.4	4%				51.5	42.1	8%
Discontinued operations	0.0	0.0					0.1	0.3
Firm	$51.2	$54.4	4%				$51.6	$42.4	9%

Notes:	-
For the full year ended December 31, 2011, the negative adjustment of $1.7 billion related to the MUFG conversion was allocated to the business segments and included in the numerator for the purpose of calculating the return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion.  Excluding this negative adjustment, the return on average common equity would have been: Firm: 7%, Institutional Securities: 12%, Global Wealth Management: 8% and Asset Management: 1%.

	-	The return on average common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.
	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change
Revenues:
Investment banking	$883	$864	$1,515	2%	(42%)	$4,228	$4,295	(2%)
Principal transactions:
Trading	663	4,781	530	(86%)	25%	11,299	8,154	39%
Investments	65	(119)	316	*	(79%)	239	809	(70%)
Commissions and fees	523	814	573	(36%)	(9%)	2,610	2,274	15%
Asset management, distribution and admin. fees	29	31	24	(6%)	21%	124	104	19%
Other	43	259	674	(83%)	(94%)	(207)	766	*
Total non-interest revenues	2,206	6,630	3,632	(67%)	(39%)	18,293	16,402	12%

Interest income	1,300	1,375	1,591	(5%)	(18%)	5,740	5,910	(3%)
Interest expense	1,435	1,594	1,657	(10%)	(13%)	6,825	6,143	11%
Net interest	(135)	(219)	(66)	38%	(105%)	(1,085)	(233)	*
Net revenues	2,071	6,411	3,566	(68%)	(42%)	17,208	16,169	6%

Compensation and benefits	1,551	1,520	1,758	2%	(12%)	7,204	6,971	3%
Non-compensation expenses	1,299	1,444	1,360	(10%)	(4%)	5,419	4,826	12%
Total non-interest expenses	2,850	2,964	3,118	(4%)	(9%)	12,623	11,797	7%

Income (loss) from continuing operations before taxes	(779)	3,447	448	*	*	4,585	4,372	5%
Income tax provision / (benefit) from continuing operations	(419)	1,314	(113)	*	*	880	316	178%
Income (loss) from continuing operations	(360)	2,133	561	*	*	3,705	4,056	(9%)
Gain (loss) from discontinued operations after tax	(28)	(12)	(42)	(133%)	33%	(92)	(1,220)	92%
Net income (loss)	(388)	2,121	519	*	*	3,613	2,836	27%
Net income (loss) applicable to noncontrolling interests	6	60	22	(90%)	(73%)	244	290	(16%)
Net income (loss) applicable to Morgan Stanley	$(394)	$2,061	$497	*	*	$3,369	$2,546	32%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(366)	2,073	539	*	*	3,461	3,766	(8%)
Gain (loss) from discontinued operations after tax	(28)	(12)	(42)	(133%)	33%	(92)	(1,220)	92%
Net income (loss) applicable to Morgan Stanley	$(394)	$2,061	$497	*	*	$3,369	$2,546	32%

Return on average common equity
from continuing operations	*	28%	9%			7%	19%
Pre-tax profit margin	*	54%	13%			27%	27%
Compensation and benefits as a % of net revenues	75%	24%	49%			42%	43%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter and full year ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to MBIA.
-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this adjustment, the return on average common equity for Institutional Securities would have been 12% for the full year ended December 31, 2011.

-
Other revenues for the full year ended December 31, 2011, included a loss of approximately $783 million related to MUMSS.  Other revenues for the full year ended December 31, 2010 included a gain of $668 million related to CICC.

	-	For the full year ended December 31, 2011, discontinued operations included charges of approximately $90 million related to the results and losses with the planned disposition of Saxon.
	-	For the full year ended December 31, 2010, discontinued operations primarily included the charges related to Revel.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change

Investment Banking
Advisory revenues	$406	$413	$484	(2%)	(16%)	$1,737	$1,470	18%
Underwriting revenues
Equity	189	239	661	(21%)	(71%)	1,132	1,454	(22%)
Fixed income	288	212	370	36%	(22%)	1,359	1,371	(1%)
Total underwriting revenues	477	451	1,031	6%	(54%)	2,491	2,825	(12%)

Total investment banking revenues	$883	$864	$1,515	2%	(42%)	$4,228	$4,295	(2%)

Sales & Trading
Equity	$1,254	$1,961	$1,081	(36%)	16%	$6,770	$4,840	40%
Fixed Income and Commodities	(257)	3,889	(22)	*	*	7,507	5,900	27%
Other	83	(443)	2	*	*	(1,329)	(441)	*
Total sales & trading net revenues	$1,080	$5,407	$1,061	(80%)	2%	$12,948	$10,299	26%

Investments & Other
Investments	$65	$(119)	$316	*	(79%)	$239	$809	(70%)
Other	43	259	674	(83%)	(94%)	(207)	766	*
Total investments & other revenues	$108	$140	$990	(23%)	(89%)	$32	$1,575	(98%)

Total Institutional Securities net revenues	$2,071	$6,411	$3,566	(68%)	(42%)	$17,208	$16,169	6%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$57	$77	$102
Equity price	$29	$35	$30
Foreign exchange rate	$12	$19	$22
Commodity price	$28	$32	$26

Aggregation of Primary Risk Categories	$66	$93	$122

Credit Portfolio VaR	$103	$104	$73

Trading VaR	$123	$130	$132

Notes: - For the quarter and full year ended December 31, 2011, Fixed Income and Commodities sales and trading net revenues includes a loss of $1,742 million related to MBIA.
- Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010

Corporate funded loans
Investment grade	$7.8	$6.0	$3.9	30%	100%
Non-investment grade	7.8	7.7	6.8	1%	15%
Total corporate funded loans	$15.6	$13.7	$10.7	14%	46%

Corporate lending commitments
Investment grade	$51.6	$55.1	$44.5	(6%)	16%
Non-investment grade	15.7	17.9	13.9	(12%)	13%
Total corporate lending commitments	$67.3	$73.0	$58.4	(8%)	15%

Corporate funded loans plus lending commitments
Investment grade	$59.4	$61.1	$48.4	(3%)	23%
Non-investment grade	$23.5	$25.6	$20.7	(8%)	14%

% investment grade	72%	70%	70%
% non-investment grade	28%	30%	30%

Total corporate funded loans and lending commitments	$82.9	$86.7	$69.1	(4%)	20%
Hedges	$35.8	$41.4	$21.0	(14%)	70%

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

-
At December 31, 2011, September 30, 2011 and December 31, 2010 the event driven lending portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $3.8 billion, $7.0 billion and $4.9 billion, respectively.

	-	For the quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 corporate funded loans and lending commitments include $9.7 billion, $3.9 billion and $0.8 billion of loans and lending commitments accounted for as held for investment. All other loans and lending commitments are accounted for at fair value.
	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change
Revenues:
Investment banking	$165	$162	$242	2%	(32%)	$750	$827	(9%)
Principal transactions:
Trading	314	185	329	70%	(5%)	1,122	1,306	(14%)
Investments	(2)	(3)	8	33%	*	4	19	(79%)
Commissions and fees	632	670	738	(6%)	(14%)	2,770	2,676	4%
Asset management, distribution and admin. fees	1,645	1,775	1,620	(7%)	2%	6,884	6,349	8%
Other	77	97	75	(21%)	3%	410	337	22%
Total non-interest revenues	2,831	2,886	3,012	(2%)	(6%)	11,940	11,514	4%

Interest income	482	467	457	3%	5%	1,869	1,587	18%
Interest expense	63	93	116	(32%)	(46%)	386	465	(17%)
Net interest	419	374	341	12%	23%	1,483	1,122	32%
Net revenues	3,250	3,260	3,353	--	(3%)	13,423	12,636	6%

Compensation and benefits	2,074	2,002	1,995	4%	4%	8,351	7,843	6%
Non-compensation expenses	932	896	968	4%	(4%)	3,796	3,637	4%
Total non-interest expenses	3,006	2,898	2,963	4%	1%	12,147	11,480	6%

Income (loss) from continuing operations before taxes	244	362	390	(33%)	(37%)	1,276	1,156	10%
Income tax provision / (benefit) from continuing operations	95	141	118	(33%)	(19%)	465	336	38%
Income (loss) from continuing operations	149	221	272	(33%)	(45%)	811	820	(1%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	149	221	272	(33%)	(45%)	811	820	(1%)
Net income (loss) applicable to noncontrolling interests	16	52	106	(69%)	(85%)	146	301	(51%)
Net income (loss) applicable to Morgan Stanley	$133	$169	$166	(21%)	(20%)	$665	$519	28%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	133	169	166	(21%)	(20%)	665	519	28%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss) applicable to Morgan Stanley	$133	$169	$166	(21%)	(20%)	$665	$519	28%

Return on average common equity
from continuing operations	7%	8%	9%			6%	7%
Pre-tax profit margin	8%	11%	12%			10%	9%
Compensation and benefits as a % of net revenues	64%	61%	60%			62%	62%

Notes:	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income (loss) applicable to noncontrolling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. For the full year ended December 31, 2011 excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 8%.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010

Global representatives	17,156	17,291	18,043	(1%)	(5%)
Global representatives - Adjusted	17,649	17,796	18,440	(1%)	(4%)

Annualized revenue per global
representative (000's)	$755	$747	$742	1%	2%
Annualized revenue per global
representative (000's) - Adjusted	$734	$726	$726	1%	1%

Assets by client segment (billions)
$10m or more	510	482	522	6%	(2%)
$1m - $10m	709	665	707	7%	--
Subtotal - > $1m	1,219	1,147	1,229	6%	(1%)
$100k - $1m	388	379	399	2%	(3%)
< $100k	42	38	41	11%	2%
Total client assets (billions)	$1,649	$1,564	$1,669	5%	(1%)

% of assets by client segment > $1m	74%	73%	74%

Fee-based client account assets (billions)	$496	$465	$470	7%	6%
Fee-based assets as a % of client assets	30%	30%	28%

Bank deposit program (millions)	$110,559	$109,049	$113,325	1%	(2%)

Client assets per global
representative (millions)	$96	$90	$93	7%	3%
Client assets per global
representative (millions) - Adjusted	$93	$88	$91	6%	2%

Global retail net new assets (billions)	$6.0	$15.5	$14.1	(61%)	(57%)

Global fee based asset flows (billions)	$4.9	$10.1	$12.5	(51%)	(61%)

Global retail locations	765	772	851	(1%)	(10%)

Notes:	-	As the business finalizes the integration of its legacy Morgan Stanley and Smith Barney channels in 2012, it is harmonizing what were previously different job descriptions for various licensed roles involved in serving our clients. This adjustment will be reflected in the prospective reporting of global representatives headcount as role definition differences are eliminated in the combined sales organization.
	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Full year average annualized revenue per global representative is $763 million and $698 million for 2011 and 2010, respectively.
	-	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended December 31, 2011, September 30, 2011, and December 31, 2010, approximately $56 billion, $56 billion and $55 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represent the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change
Revenues:
Investment banking	$3	$5	$11	(40%)	(73%)	$13	$20	(35%)
Principal transactions:
Trading	(7)	(3)	(4)	(133%)	(75%)	(22)	(49)	55%
Investments (1)	77	(176)	364	*	(79%)	330	996	(67%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	379	392	444	(3%)	(15%)	1,582	1,630	(3%)
Other	(14)	(4)	46	*	*	25	164	(85%)
Total non-interest revenues	438	214	861	105%	(49%)	1,928	2,761	(30%)

Interest income	0	3	4	*	*	10	22	(55%)
Interest expense	14	12	19	17%	(26%)	51	98	(48%)
Net interest	(14)	(9)	(15)	(56%)	7%	(41)	(76)	46%
Net revenues	424	205	846	107%	(50%)	1,887	2,685	(30%)

Compensation and benefits	183	132	277	39%	(34%)	848	1,108	(23%)
Non-compensation expenses	163	191	216	(15%)	(25%)	786	859	(8%)
Total non-interest expenses	346	323	493	7%	(30%)	1,634	1,967	(17%)

Income (loss) from continuing operations before taxes	78	(118)	353	*	(78%)	253	718	(65%)
Income tax provision / (benefit) from continuing operations	28	(39)	85	*	(67%)	73	105	(30%)
Income (loss) from continuing operations	50	(79)	268	*	(81%)	180	613	(71%)
Gain (loss) from discontinued operations after tax	5	30	7	(83%)	(29%)	41	664	(94%)
Net income (loss)	55	(49)	275	*	(80%)	221	1,277	(83%)
Net income (loss) applicable to noncontrolling interests (1)	44	(18)	102	*	(57%)	145	408	(64%)
Net income (loss) applicable to Morgan Stanley	$11	$(31)	$173	*	(94%)	$76	$869	(91%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	6	(61)	166	*	(96%)	35	205	(83%)
Gain (loss) from discontinued operations after tax	5	30	7	(83%)	(29%)	41	664	(94%)
Net income (loss) applicable to Morgan Stanley	$11	$(31)	$173	*	(94%)	$76	$869	(91%)

Return on average common equity
from continuing operations	1%	*	29%			*	8%
Pre-tax profit margin	18%	*	42%			13%	27%
Compensation and benefits as a % of net revenues	43%	64%	33%			45%	41%

Notes:	-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. For the year ended December 31, 2011 excluding this negative adjustment, the return on average common equity for Asset Management would have been 1%.

-
For the quarter ended December 31, 2011, discontinued operations primarily reflected a reduction in the carrying amount of certain guarantees related to Crescent Real Estate Equities Limited Partnership.

-
For the full year ended December 31, 2010, the gain (loss) from discontinued operations primarily included the operating results and gain on sale of substantially all of the retail asset management business, including Van Kampen.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2011	Sept 30, 2011	Dec 31, 2010	Sept 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Change

Net Revenues
Traditional Asset Management	$290	$291	$347	--	(16%)	$1,273	$1,198	6%
Real Estate Investing (1)	111	52	253	113%	(56%)	442	769	(43%)
Merchant Banking (2)	23	(138)	246	*	(91%)	172	718	(76%)
Total Asset Management	$424	$205	$846	107%	(50%)	$1,887	$2,685	(30%)

Assets under management or supervision

Net flows by asset class (3)
Traditional Asset Management
Equity	$1.0	$(0.7)	$0.4	*	150%	$3.7	$(0.2)	*
Fixed Income	(1.5)	(1.0)	(0.6)	(50%)	(150%)	(5.5)	(0.4)	*
Liquidity	6.7	(4.7)	1.3	*	*	20.1	(5.5)	*
Alternatives	7.8	0.0	0.0	*	*	7.9	(0.2)	*
Total Traditional Asset Management	14.0	(6.4)	1.1	*	*	26.2	(6.3)	*

Real Estate Investing	0.3	0.6	(0.2)	(50%)	*	1.0	1.7	(41%)
Merchant Banking	0.2	0.0	(1.5)	*	*	(1.4)	(1.1)	(27%)
Total net flows	$14.5	$(5.8)	$(0.6)	*	*	$25.8	$(5.7)	*

Assets under management or supervision by asset class (4)
Traditional Asset Management
Equity	$104	$98	$110	6%	(5%)
Fixed Income	57	58	61	(2%)	(7%)
Liquidity	74	67	53	10%	40%
Alternatives	25	18	18	39%	39%
Total Traditional Asset Management	260	241	242	8%	7%

Real Estate Investing	18	18	16	--	13%
Merchant Banking (5)	9	9	14	--	(36%)
Total Assets Under Management or Supervision	$287	$268	$272	7%	6%
Share of minority stake assets	6	6	7	--	(14%)

Notes:	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 16-17 and Legal Notice on page 18.

This page represents an addendum to the 4Q 2011 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
Three Months Ended December 31, 2011
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (2)	Exposure (3)	Lending	Lending	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Sovereigns	$(8)	$20	$-	$-	$23	$35	$1	$36
Non-sovereigns	53	7	142	-	-	202	(78)	124
Greece	45	27	142	-	23	237	(77)	160

Sovereigns	78	1	-	-	4	83	(2)	81
Non-sovereigns	102	41	-	-	15	158	(16)	142
Ireland	180	42	-	-	19	241	(18)	223

Sovereigns	(29)	4,202	-	-	412	4,585	(786)	3,799
Non-sovereigns	197	689	255	363	179	1,683	(581)	1,102
Italy (7)	168	4,891	255	363	591	6,268	(1,367)	4,901

Sovereigns	(366)	11	-	-	504	149	(37)	112
Non-sovereigns	225	397	311	424	218	1,575	(297)	1,278
Spain	(141)	408	311	424	722	1,724	(334)	1,390

Sovereigns	(435)	97	-	-	23	(315)	(96)	(411)
Non-sovereigns	7	90	126	-	47	270	(98)	172
Portugal	(428)	187	126	-	70	(45)	(194)	(239)

Sovereigns	(760)	4,331	-	-	966	4,537	(920)	3,617
Non-sovereigns	584	1,224	834	787	459	3,888	(1,070)	2,818
Total Peripherals (6) (7)	(176)	5,555	834	787	1,425	8,425	(1,990)	6,435

Sovereigns	(1,796)	234	-	-	100	(1,462)	(228)	(1,690)
Non-sovereigns	85	2,246	416	1,657	390	4,794	(1,390)	3,404
France (6)	$(1,711)	$2,480	$416	$1,657	$490	$3,332	$(1,618)	$1,714

(1)
Country Risk Exposure, measured in accordance with the Company’s internal risk management standards, includes obligations from sovereigns and non-sovereigns, which include governments, corporations, clearinghouses and financial  institutions.

(2)	Net Inventory represents the fair value of both long and (short) single name positions (i.e., bonds, CDS, equities).
(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) taking into consideration legally enforceable master netting agreements and collateral.
(4)
CDS adjustment represents the fair value of credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk.

(5)	Fair value of hedges on net counterparty exposure and funded lending.
(6)	In addition, at December 31, 2011, the Company had European peripheral country and French exposure for overnight deposits with banks of approximately $448 million and $15 million, respectively.
(7)
On December 22, 2011, the Company executed certain derivative restructuring amendments which settled on January 3, 2012.  Upon settlement of the amendments, the exposure before hedges and net exposure for Italy decreased to $2,887 million and $1,522 million, respectively, and the exposure before hedges and net exposure for Peripherals decreased to $5,044 million and $3,056 million, respectively.

- Refer to Legal Notice on page 18.

This page represents an addendum to the 4Q 2011 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended December 31, 2011
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,850	99%		$93	($345)	($252)	(6)	($0.14)
Participating Restricted Stock Units (1)	18	1%		$1	$0	$1	(7)	N/A
	1,868	100%	($251)	$94	($345)	($251)

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,850	99%		$0	($23)	($23)	(6)	($0.01)
Participating Restricted Stock Units (1)	18	1%		$0	$0	$0	(7)	N/A
	1,868	100%	($23)	$0	($23)	($23)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,850	99%		$93	($368)	($275)	(6)	($0.15)
Participating Restricted Stock Units (1)	18	1%		$1	$0	$1	(7)	N/A
	1,868	100%	($274)	$94	($368)	($274)

Note:	- Refer to End Notes on pages 16-17 and Legal Notice on page 18.

This page represents an addendum to the 4Q 2011 Financial Supplement, Appendix III

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Twelve Months Ended December 31, 2011
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(F)
						(D)+(E)		(G)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,655	99%		$331	$1,786	$2,117	(6)	$1.28
Participating Restricted Stock Units (1)	20	1%		$4	$22	$26	(7)	N/A
	1,675	100%	$2,143	$335	$1,808	$2,143

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(F)
						(D)+(E)		(G)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,655	99%		$0	($50)	($50)	(6)	($0.03)
Participating Restricted Stock Units (1)	20	1%		$0	($1)	($1)	(7)	N/A
	1,675	100%	($51)	$0	($51)	($51)

	Allocation of net income available to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(F)
						(D)+(E)		(G)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,655	99%		$331	$1,736	$2,067	(6)	$1.25
Participating Restricted Stock Units (1)	20	1%		$4	$21	$25	(7)	N/A
	1,675	100%	$2,092	$335	$1,757	$2,092

Note:	- Refer to End Notes on pages 16-17 and Legal Notice on page 18.

MORGAN STANLEY
End Notes

Page 4:

(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology:  Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.

(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 of $120 million, $120 million and $141 million, respectively.

Page 5:

(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Tier 1 capital, Tier 1 common equity and common equity are designated to segments based on the capital usage calculated by the Firm’s Required Capital framework, an internal adequacy measure, which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs.  The Firm's Required Capital is met by regulatory Tier 1 capital or Tier 1 common equity. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 7:

(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all primary market risk categories has been recast for all periods to exclude Credit Portfolio VaR which includes mark-to-market relationship lending exposures and associated  hedges as well as counterparty credit risk valuation adjustments including its related hedges. Credit Portfolio VaR is disclosed as a separate category.  The Firm considers this new allocation method to be a more transparent view of the Firm's traded market risk.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 10-K for the year ended December 31, 2010.

Page 11:

(1)
The quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 12:

(1)
Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.  These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 are $45 million, $(13) million and $109 million, respectively.

(2)
Merchant Banking revenues include gains or losses related to entities in which Asset Management owns a minority stake, including FrontPoint subsequent to the Firm's restructuring of its ownership of that business during the quarter ended March 31, 2011.

MORGAN STANLEY
End Notes

(3)	Net Flows by region [inflow / (outflow)] for the quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 are:
North America: $8.6 billion, $(4.2) billion and $(2.0) billion
International: $5.9 billion, $(1.6) billion and $1.4 billion
(4)	Assets under management or supervision by region for the quarters ended December 31, 2011, September 30, 2011 and December 31, 2010 are:
North America: $187 billion, $176 billion and $175 billion
International: $100 billion, $92 billion and $97 billion
(5)
Assets under management or supervision for the quarter ended December 31, 2011 exclude FrontPoint whereas the quarter ended December 31, 2010 include assets under management or supervision of $5.0 billion related to FrontPoint.

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(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the quarter ended December 31, 2011 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended December 31, 2011. The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended December 31, 2011, a $0.05 dividend was declared on common shares outstanding and participating RSUs.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

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(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares, and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the year ended December 31, 2011 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the year ended December 31, 2011.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the twelve months ended December 31, 2011, a total of $0.20 dividend was declared on common shares outstanding and participating RSUs.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs on what they would be entitled to based on the contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 19, 2012.